LEASE AGREEMENT




         PARAMOUNT PROPERTIES, LLC, A FLORIDA LIMITED LIABILITY COMPANY,
                                   AS LANDLORD




                                       AND



                          SAFEGUARD HEALTH PLANS, INC.
                    ---------------------------------------
                                    AS TENANT

                                 LEASE AGREEMENT
                                 ---------------


     THIS LEASE AGREEMENT (the "Lease") is made and effective as of this 30th day of August, 2002, by and between PARAMOUNT PROPERTIES, LLC, a Florida limited liability company, having an address of 2433 West Prospect Road, Tampa, Florida 33629-5353 ("Landlord"), and SAFEGUARD HEALTH PLANS, INC., a Florida corporation, having an address of 95 Enterprise, Suite 100, Aliso Viejo, California 92656-2605 ("Tenant").


                              W I T N E S S E T H:


                                   ARTICLE ONE

             DEMISED PREMISES, TERM AND CONSTRUCTION OF IMPROVEMENTS
             -------------------------------------------------------

     Section 1.01. Landlord, for and in consideration of the terms, covenants and conditions herein contained, does hereby demise, lease and let to Tenant, and Tenant does hereby hire and take from Landlord, upon and subject to the terms, covenants and conditions herein contained, the interest of Landlord
(other  than  under  this  Lease),  in  the  following:

         Approximately 6,775 square feet of useable area and 7,683 square feet of rentable area within the building located at 3410 Henderson Boulevard, Tampa, Florida 33629, the land on which the building is located being legally described on Exhibit A attached hereto and made a part hereof, and said
         ----------
         space  within  the  building  being  depicted  on  Exhibit B
                                                            ---------
         attached hereto and made a part hereof (the "demised premises");

     TO HAVE AND TO HOLD the demised premises for a term of three (3) years commencing on [later of October 1, 2002, or the closing date of Stock Purchase Agreement between Safeguard Health Enterprises, Inc. and Paramount Dental Plan, Inc.] (the "Commencement Date"), and expiring at midnight, three (3) years thereafter (the "term").

     As used herein, the term "Lease Year" shall mean the successive twelve (12) month periods commencing as of the Commencement Date.

                                   ARTICLE TWO

                                      RENT
                                      ----

     Section 2.01. Tenant covenants and agrees to pay to Landlord, promptly when due, without notice of demand and without deduction or set-off of any amount for any reason whatsoever, a fixed "minimum rent" outlined as follows, together with any applicable rent taxes. The "minimum rent" shall be paid according to the following schedule:

          (a) For each of the three (3) years of the term of this Lease, Tenant shall pay annual minimum rent in the amount of One Hundred Twenty Seven Thousand Six Hundred Thirty Six and No/100ths Dollars ($127,636.00), which amount shall be payable in monthly equal installments of Ten Thousand Six Hundred Thirty Six and 33/100ths Dollars ($10,636.33) a month. The rent is calculated based upon an assumed useable square footage of 6,600, plus 908 square feet of common area.

The minimum rent reserved hereunder shall be payable in equal monthly installments, in advance, on the first (1st) day of each month during the Lease term; provided, however, that upon the execution of this Lease by Tenant, Tenant shall pay to Landlord the installment of minimum rent due for the first (1st) month of the term of this Lease (together with applicable sales tax, as described below). If the term commences on a date other than the first (1st) day of a calendar month or ends on a date other than the last day of a calendar month, monthly rent shall be appropriately prorated based upon the number of days within such month bears to the total number of days in such month.

     Section 2.02. Tenant shall pay to Landlord, together with the monthly installments of the minimum rent due hereunder and with each installment of additional rent due hereunder, the sales and use tax imposed by the State of Florida on rental payments under commercial leases.

     Section 2.03. All amounts payable under Section 2.01 of this Article, as well as all other amounts payable by Tenant to Landlord under the terms of this Lease, shall be paid at the office of Landlord set forth above, or at such other place as Landlord shall from time to time designate by notice to Tenant, in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment.

     Section 2.04. Any installment of rent or additional rent herein required to be paid by Tenant which is not paid when due, shall bear interest at a rate equal to fifteen percent (15%) per annum from the date until paid, as a late charge for the purpose of partially reimbursing Landlord for expenses incurred by reason by such failure by Tenant and not as penalty therefore.

     Section 2.05. For each calendar year during the term of this Lease (or part thereof), Tenant will pay to Landlord, in addition to the other rentals specified in this Article Two, as additional rent, its pro rata share of the common area maintenance costs (the "CAM Costs") for the entire building and all of the improvements located on the real property described on Exhibit A attached
                                                              ---------
hereto (the "Development"). Landlord shall estimate the CAM Costs, and Tenant's pro rata share thereof, at the commencement of each calendar year (or part thereof), and Tenant shall pay one-twelfth (1/12th) thereof monthly, in advance, on the first (1st) day of each month during the term hereof, together with the payment of minimum rent and applicable sales tax described herein. After the end of each calendar year (or part thereof) during the term of this Lease, Landlord shall furnish Tenant a statement of the actual CAM Costs and there shall be an adjustment between Landlord and Tenant, with payment to or repayment by Landlord (within fifteen (15) days of the determination of the actual CAM Costs), as the case may require, to the end that Landlord shall receive the entire amount of Tenant's pro rata share of the actual CAM Costs due hereunder for said calendar year (or part thereof), or, at Landlord's option, any overpayment by Tenant shall be credited on account of the next succeeding payment by Tenant of its pro rata share of the CAM Costs due hereunder. Landlord and Tenant acknowledge and agree that Tenant's "pro rata share" of the CAM Costs, for the purposes of this Lease, shall be deemed to be fifty three and twenty seven one hundredths percent (53.27%).

     The term "CAM Costs" as used herein shall mean and include the total cost and expense incurred by Landlord in operating, maintaining, and repairing the Development, building and improvements and common facilities, actually used or available for use by Tenant and employees, agents, servants, customers and other invitees of Tenant, excluding only items of expense commonly known and designated as debt service. CAM Costs shall specifically include, without limitation, general maintenance and repairs, the resurfacing, restriping and cleaning of parking and driveway areas, cleaning and repair of sidewalks, maintenance and repair of the building roof and structure, maintenance and repair of the heating, ventilating and air conditioning systems (to the extent not within the sole responsibility of any particular tenant within the building), plumbing and electrical systems serving the Development, a management fee (in an amount consistent with the management fees payable with regard to similar buildings in the Tampa, Florida metropolitan area) payable to Landlord or the company managing the Development (if any), gardening, landscaping, irrigation, and repairs thereto, all utilities serving the common areas and facilities, and sanitary control, removal of trash, rubbish, garbage and other refuse from the Development.

     Section 2.06. Tenant shall have the right to examine and/or audit the books and records of Landlord with regard to CAM Costs, Real Estate Taxes and Insurance Premiums, at a place and time mutually acceptable to Landlord and Tenant, upon delivery of a written request to Landlord. If Tenant's examination and/or audit of the books and records of Landlord with regard to CAM Costs, Real Estate Taxes and Insurance Premiums determines that the amount shown on the statement exceeded the actual amount owed by Tenant under this Lease for any period, Landlord shall reimburse the difference to Tenant. Any overpayment shall be refunded to Tenant within ten (10) days after Landlord confirms the amount of such overpayment.

                                  ARTICLE THREE

                    INSURANCE EXPENSES, TAXES, OTHER CHARGES
                    ----------------------------------------

     Section 3.01. For each calendar year during the term of this Lease (or part thereof), Tenant will pay to Landlord as additional rent together with each installment of minimum rent and each installment of CAM costs payable hereunder, Tenant's pro rata share of all Real Estate Taxes (as defined below) and Insurance Premiums (as defined below). Landlord shall estimate the Real Estate Taxes and Insurance Premiums at the commencement of each calendar year (or part thereof), and Tenant shall pay one-twelfth (1/12th) of Tenant's pro rata share thereof monthly, in advance, together with the payment of minimum rent and applicable sales tax described herein. After the end of each calendar year (or part thereof) during the term of this Lease, Landlord shall furnish Tenant a statement of the actual Real Estate Taxes and Insurance Premiums for the previous calendar year and there shall be an adjustment between Landlord and Tenant, with payment to or repayment by Landlord (within fifteen (15) days of the determination of Tenant's pro rata share of the actual Real Estate Taxes and Insurance Premiums), as the case may require, to the end that Landlord shall receive the entire amount of the actual Real Estate Taxes and Insurance Premiums due hereunder for said calendar year (or part thereof), or, at Landlord's option, any overpayment by Tenant shall be credited on account of the next succeeding payment by Tenant of its pro rate share of Real Estate Taxes and Insurance Premiums due hereunder.

     Section 3.02. For purposes hereof, "Real Estate Taxes" means all ad valorem taxes and assessments of every kind or nature which are now or may hereafter be imposed or assessed by the State of Florida or any political subdivision thereof upon the demised premises during the term of this Lease. For purposes hereof, "Insurance Premiums" means the annual premiums payable with respect to all insurance required to be maintained by Landlord hereunder.

     Section 3.03. Throughout the term hereof, Tenant will pay and discharge, punctually as and when the same shall become due and payable without penalty, all payment due upon all rent or use taxes, personal property taxes, privilege taxes, excise taxes, business and occupation taxes, gross sales taxes, occupational license taxes, operating permits and licenses and all other governmental impositions and charges of every kind and nature within the contemplation of the parties hereto (each such charge which Tenant is obligated to pay hereunder being hereinafter sometimes called a "Tax"), it being the intention of the parties hereto that, insofar as the same may lawfully be done, Landlord shall be free from all such expenses and all such rent or use taxes, personal property taxes, privilege taxes, excise taxes, business and occupation taxes, gross sale taxes, occupational license taxes, operating permits and licenses. Tenant covenants to furnish to Landlord, within forty-five (45) days after the last date when any Tax must be paid by Tenant as provided in this Article, official receipts of the appropriate taxing authority or other proof satisfactory to Landlord, evidencing the payment thereof.

     Section 3.04. It is expressly understood and agreed that Tenant shall not be required to pay any of the following taxes or governmental impositions which shall be imposed against Landlord by any governmental authority, whether federal, state, county, city, municipal, or otherwise, to-wit:

          (a) any capital stock tax or other tax imposed against Landlord for the privilege or franchise of doing business as a corporation;

          (b) any income tax levied upon or against the income of Landlord, including any rental income derived by Landlord from the demised premises;

it being further expressly understood and agreed, however, that nothing in this Article Three shall relieve Tenant of the obligation for the payment of any gross sales, occupational license, privilege, excise or other present or future tax, license, fee or other charge imposed against Landlord by any governmental authority, whether federal, state, county, city, municipal or otherwise, in respect to the ownership, leasing, use, occupation, management, operation, maintenance, repair or rebuilding of the demised premises or any portion thereof, irrespective of whether the same shall be measured in whole or in part by the rental or other income derived therefrom by Landlord.

                                  ARTICLE FOUR

                          USE AND COMPLIANCE WITH LAWS
                          ----------------------------

     Section 4.01. Tenant agrees that, unless and to the extent that it shall obtain Landlord's prior approval, it will not use the demised premises, nor will it suffer or permit the same to be used, for any purpose other than for general office purposes.

     Section 4.02. Tenant shall throughout the term hereof, and at no expense whatsoever to Landlord, promptly comply, or cause compliance, with all laws and ordinances and the rules, regulations and requirements of all federal, state, county and municipal governments, and appropriate departments, commissions, boards and officers thereof, foreseen or unforeseen, ordinary as well as extraordinary, and whether or not the same shall presently be within the contemplation of the parties hereto or shall involve any change of governmental policy or require structural or extraordinary repairs, alterations or additions and irrespective of the cost thereof, which may be applicable to the demised premises, including, without limitation, the fixtures and equipment thereof and the sidewalks and curbs adjoining the demised premises or the use or manner of use of the demised premises.

     Section 4.03. Prior to the Commencement Date, Landlord shall construct within the demised premises those leasehold improvements which are depicted on the site plan attached thereto as Exhibit B and made a part hereof, all at Landlord's sole cost and expense.


                                  ARTICLE FIVE

                                 UTILITY CHARGES
                                 ---------------

     Section 5.01. Tenant agrees to pay or cause to be paid all charges for gas, water, sewer, electricity, light, heat, power, telephone or other communication service or other utility or service used, rendered or supplied to the demised premises throughout the term hereof, and to indemnify Landlord and save it harmless against any liability or damages on such account. Tenant acknowledges that the electricity serving the demised premises will be separately metered and Tenant shall be responsible for establishing an account with the utility provider and paying the utility provider directly for all electrical service provided to the demised premises. Tenant further acknowledges that Tenant shall, at its cost, be responsible for obtaining any janitorial service which may be desired within the demised premises. Tenant expressly agrees that, during the term hereof, any water, sewer, gas, heat, electricity, light, power or any other utilities shall be furnished by third party utility companies and not by Landlord.

                                   ARTICLE SIX

                  INDEMNIFICATION AND NO LIABILITY OF LANDLORD
                  --------------------------------------------

     Section 6.01. Tenant covenants and agrees, at its sole cost and expense, to indemnify and save harmless Landlord against and from any and all loss, cost, damage or claims by or on behalf of any person, firm or corporation, arising from, in or about the demised premises during the term hereof (other than claims arising from the gross negligence or willful misconduct of Landlord, its servants, agents or employees), and further to indemnify and save Landlord harmless against and from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed, pursuant to the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage whatsoever caused to any person, firm or corporation (other than those caused by Landlord or its servants, agents or employees) occurring during the term hereof, in or about the demised premises, and from and against all costs, counsel fees, expenses and liabilities incurred in or about any such claim, action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord covenants to resist or defend such action or proceeding by counsel satisfactory to Landlord.

     Section 6.02. In the event of any judicial proceeding commenced by Landlord or Tenant against the other under this Lease, the reasonable costs and expenses (including reasonable attorneys' fees) of the prevailing party shall be paid by the other party.

     Section 6.03. Tenant further covenants and agrees that Landlord shall not be responsible or liable to Tenant, or any person, firm or corporation claiming by, through or under Tenant for, or by reason of, any defect in any building or buildings on the demised premises, or in any engines, boilers, elevators, machinery, electric wiring or fixtures, or other equipment or apparatus or appliances in any such building, or for any failure or defect of water, heat, electric light or power supply, or of any apparatus or appliance in connection therewith, or from any injury or loss or damage to person or property resulting therefrom, and Landlord shall not be responsible or liable to Tenant, or any person, firm or corporation claiming by, through or under Tenant, for any injury, loss or damage to any persons or to the demised premises, or to any property of Tenant, or of any other person, contained in or upon the demised premises, caused by or arising or resulting from the electric wiring, or plumbing, water, steam, sewerage, or other pipes, or by or from any machinery or apparatus, or by or from any other defect whatsoever, or by or from any injury or damage caused by, arising or resulting from lightning, wind, tempest, water, in, upon or coming through or falling from the roof, skylight, trapdoors, windows, marquees, metal or glass awning, or by or from other actions of the elements, or from any injury or damage caused by or arising, or resulting from acts or negligence of any occupant or occupants of adjacent, contiguous or neighboring premises, or any other cause whatsoever; unless, however, such events occur as a result of Landlord's default hereunder or the grossly negligent act or omission of Landlord, its servants, agents or employees.

                                  ARTICLE SEVEN

                             MAINTENANCE AND REPAIRS
                             -----------------------

     Section 7.01. Tenant shall, throughout the term hereof until the surrender of the demised premises (which is governed by Article Sixteen hereof), and at no expense whatsoever to Landlord, take good care of the demised premises and, subject to the rights of Tenant under Article Nine of this Lease, shall not do or suffer any waste with respect thereto, and Tenant shall promptly make all repairs to maintain the demised premises in good and lawful order and condition. When used in this Article, the term "repairs" shall include replacement, restoration and/or renewals when necessary. The provisions and conditions of Article Nine applicable to changes or alterations shall similarly apply to repairs required to be done by Tenant under this Article. Tenant shall keep and maintain all portions of the demised premises, including, without limitation, the interior of the demised premises and all equipment and plumbing serving the demised premises, in good working order and condition, free of accumulation of water, dirt and rubbish. Except as otherwise provided in Article Fifteen, nothing herein contained shall be construed to prevent Tenant from removing from the demised premises its own trade fixtures, furniture, and equipment on the condition, however, that Tenant shall, at its own cost and expense, and it hereby agrees to, repair any and all damages to the demised premises resulting from or caused by the removal thereof, and not from ordinary wear and tear. Landlord shall be responsible for maintaining the HVAC systems serving the demised premises and the remainder of the building, and all costs incurred by Landlord in maintaining and repairing the HVAC systems serving the demised premises and the remainder of the building shall be included in CAM costs and reimbursed to Landlord in accordance with the terms of Section 2.05 above.

     Section 7.02. Tenant shall permit Landlord and the authorized representatives of Landlord to enter the demised premises at all reasonable times during usual business hours for the purpose of exhibiting or inspecting the same and of making any necessary repairs to the demised premises and performing any work therein that may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority, or that may be necessary to prevent waste or deterioration in connection with the demised premises, which Tenant is obligated, but has failed, to make, perform, or prevent, as the case may be. Nothing in this Lease shall imply any duty upon the part of Landlord to do any such work or to make any alterations, repairs, additions or improvements to the demised premises, of any kind whatsoever. The performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord shall not in any event (except for events caused by Landlord's default hereunder) be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant or any other occupant of the demised premises or part thereof, by reason of making repairs or the performance of any work on the demised premises or on account of bringing materials, supplies and equipment into or through the demised premises during the course thereof and the obligations of Tenant under this Lease shall not thereby be affected in any manner whatsoever. Landlord shall, however, in connection with the doing of any such work cause as little inconvenience, annoyance, disturbance, loss of business or other damage to Tenant or any such other occupant as may be reasonably possible in the circumstances.

                                  ARTICLE EIGHT

                                 MECHANICS' LIEN
                                 ---------------

     Section 8.01. Tenant shall not suffer or permit any liens to stand against the demised premises or any part thereof by reason of any work, labor, services or materials done for, or supplied, or claimed to have been done for, or supplied to, Tenant or anyone holding the demised premises or any part thereof through or under Tenant. If any such lien shall at any time be filed against the demised premises, Tenant shall cause the same to be discharged of record within thirty (30) days after the date of filing the same, by either payment, deposit or bond. If Tenant shall fail to discharge any such lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, procure the discharge of the same either by paying amount claimed to be due by deposit in court or bonding. Any amount paid or deposited by Landlord for any of the aforesaid purposes, and all legal and other expenses of Landlord, including counsel fees, in defending any such action or in or about procuring the discharge of such lien, with all necessary disbursements in connection therewith, together with interest thereon at a rate of eighteen percent (18%) per annum from the date of payment or deposit, shall become due and payable forthwith by Tenant to Landlord, or, at the option of Landlord, shall be payable by Tenant to Landlord as additional rent, as provided in Article Twelve hereof.

     Section 8.02. Nothing in this Lease shall be deemed to be, or construed in any way as constituting, the consent or request of Landlord, expressed or implied, by inference or otherwise, to any person, firm or corporation for the performance of any labor or the furnishing of any materials for any construction, rebuilding, alteration or repair of or to the demised premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials which might in any way give rise to the right to file any lien against Landlord's interest in the demised premises. Landlord shall have the right to post and keep posted at all reasonable times on the demised premises any notices which Landlord shall be required so to post for the protection of Landlord and the demised premises from any such lien. Tenant agrees to promptly execute such instruments in recordable form in accordance with the terms and provisions of Florida Statute 713.10.

                                  ARTICLE NINE

                                   ALTERATIONS
                                   -----------

     Section 9.01. Tenant agrees that it will make no alterations to the building's structure or systems or construct any additional improvements on the demised premises without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion except for non-structural improvements to the interior of the demised premises, in which case the consent of Landlord shall not be unreasonably withheld. Tenant further agrees that it will not make any other alterations or improvements which would change the character of said building or buildings, or which would weaken or impair the structural integrity, or lessen the value of said building or buildings.

     Section 9.02. Tenant is granted the right, at its own cost, to make such non-structural alterations, additions, enlargements and improvements in and to the building or buildings now or hereafter erected upon the demised premises as it may deem desirable for its use, but subject, however, to the following provisions:

          (a) The same shall be performed in a first-class workmanlike manner.

          (b) Tenant shall cause such plans and specifications to be prepared and will furnish copies thereof to Landlord prior to the commencement of such alterations, and no work shall be done except in accordance with plans and specifications approved by Landlord. Tenant further agrees that, before the commencement of any such alterations, it will file such plans and specifications with, and obtain the approval thereof by, all municipal or other governmental departments or authorities having jurisdiction thereof. The originals of all such approvals, authorizations, permits and consents of governmental authorities shall be delivered to and retained by Landlord. Landlord shall execute and deliver to Tenant such consents by Landlord as may be required by any such departments or authorities, it being understood, however, that any such consent or consents by Landlord shall not operate or be construed as a consent by Landlord for the purpose of filing any lien or making any charge of any kind whatsoever against either Landlord or the demised premises.

          (c) All such alteration work shall be done subject to, and in accordance with, all applicable laws, rules, regulations, and other requirements of all governmental authorities having jurisdiction thereof and of the local Board of Fire Underwriters or of any similar body.

          (d) Tenant shall procure and maintain such insurance, payment and performance bonds and other forms of indemnification, if any, as Landlord may reasonably require in connection with such alteration work.

          (e) Tenant shall promptly pay and discharge all costs, expenses, damages and other liabilities which may arise in connection with or by reason of such alteration work.

          (f) Tenant shall pay the amount of any increase in premiums on insurance policies occasioned by the making of any such alterations.

          (g) Tenant's contractor must be approved by Landlord, which approval shall not be unreasonably withheld.

     Section 9.03. All such alterations made by Tenant shall immediately be and become part of the realty and the sole and absolute property of Landlord and shall remain upon and be surrendered with the demised premises at the expiration or other termination of this Lease.

                                   ARTICLE TEN

                              INSURANCE AND DAMAGE
                              --------------------

     Section 10.01. Tenant shall at all times during the term of this Lease and at its sole cost and expense, maintain in effect workers' compensation insurance, comprehensive general, public liability and property damage insurance, issued by insurance companies licensed to do business in the State of Florida, having minimum limits of coverage as Landlord may reasonably request from time to time but not less than Two Million Dollars ($2,000,000.00). Said insurance shall be endorsed to name Landlord as an additional insured thereunder. Said insurance shall be primary insurance as it respects Landlord and not participating with any other available insurance. In no event shall the limits of said policies be considered as limiting the liability of Tenant under this Lease.

     Section 10.02. Subject to Tenant's agreement to reimburse to Landlord Tenant's pro rata share of all of the premiums and other charges payable by Landlord in obtaining the insurance coverages listed below (collectively, the "Insurance Premiums") as provided in Section 3.01 above, Landlord agrees to maintain, throughout the term hereof, in insurance companies licensed to do business in the State of Florida, (a) public liability insurance protecting Landlord and Tenant against claims of any and all persons, firms and corporations for personal injury, death or property damage occurring upon, in or about the demised premises, or any elevators or escalators therein or thereon, or in or about the adjoining streets, sidewalks and passageways, such insurance to afford protection to the limit of not less than One Million Dollars ($1,000,000.00) in respect to any one occurrence, not less than Two Million Dollars ($2,000,000.00) of general aggregate coverage, not less than Two Million Dollars ($2,000,000.00) of products/completed operations aggregate coverage, and not less than One Million Dollars ($1,000,000.00) of personal and advertising injury coverage, with an "umbrella" affording not less than Three Million Dollars ($3,000,000.00) of liability coverage, (b) "all risk" hazard insurance insuring the fixtures and improvements (specifically including, but not limited to, the Building) located on the demised premises against loss or damage by fire and other risks, (c) flood insurance in an amount up to the full insurable value of the building (if applicable), and (d) such other coverages as may ordinarily be maintained by a reasonable and prudent landlord in the Tampa, Florida metropolitan area. Notwithstanding the foregoing, in no event shall Landlord be responsible for maintaining any insurance coverage with respect to Tenant's personal property, furniture and fixtures.

     Section 10.03. The proceeds of any insurance policy required to be maintained hereunder shall belong to Landlord. However, any proceeds derived from insurance policies which Tenant may choose to carry on its own personal property, furniture and fixtures shall belong to Tenant.

     Section 10.04. If the demised premises are made materially untenantable by fire or other casualty, Landlord may elect, at Landlord's sole discretion:

          (a) to terminate this Lease as of the date of the fire or casualty by notice to Tenant within thirty (30) days after that date; or

          (b) undertake to repair, restore or rebuild the demised premises, to the extent insurance proceeds are available for the same, in which latter event this Lease shall not terminate but rent shall be abated on a per diem basis while the premises are untenantable.

     In the event of termination of the Lease pursuant to this Section, rent shall be apportioned on a per diem basis and be paid to the date of the fire or casualty. In no event shall Landlord be liable to Tenant for any damages resulting to Tenant from the happening of such fire or casualty or from the repairing or reconstruction of the demised premises or from the termination of this Lease as herein provided, nor shall Tenant be relieved thereby or in any such event from Tenant's obligations hereunder except to the extent and upon the conditions expressly stated in this Section.

     If the demised premises are damaged but not rendered materially untenantable by any of the events set forth above, rental shall abate from the date of said occurrence in such proportion as the demised premises have been damaged, and Landlord shall, to the extent of available insurance proceeds, restore the demised premises as speedily as practicable whereupon full rent shall commence.

     In no event shall rent abate if the damage or destruction of the demised premises, whether total or partial, is the result of the negligence of Tenant, its agents, employees, guests or invitees.

     In no event shall Landlord be required to repair or replace any of the furniture, equipment, fixtures, and other improvements which may have been placed by tenant on the demised premises.

     As used herein, "materially untenantable" shall mean more than twenty-five percent (25%) of the demised premises are rendered unuseable by reason of the casualty.

     Notwithstanding anything to the contrary provided herein, in no event shall Landlord be obligated to restore the demised premises following a casualty in the event the damage is not covered by standard "all risks" property insurance, or if Landlord's lender requires that the insurance proceeds be applied to its loan.

     Section 10.05. Landlord and Tenant agree to cooperate with each other, to such extent as such other party may reasonably require, in connection with the prosecution or defense of any action or proceeding arising out of, or for the collection of any insurance monies that may be due in the event of, any loss or damage, and that it will execute and deliver to such other party such instruments as may be required to facilitate the recovery of any insurance monies.

     Section 10.06. Tenant agrees to give prompt notice to Landlord with respect to all fires or other casualties occurring upon the demised premises.

                                 ARTICLE ELEVEN

                                  CONDEMNATION
                                  ------------

     Section 11.01. If title to the fee of the whole of the demised premises or so much thereof as to render the remainder no longer useful for its intended use herein shall be taken or condemned by any competent authority, for any public or quasi-public use, or the demised premises cannot be restored to a useful condition within six (6) months after being taken, this Lease shall cease and terminate, and all annual rent, additional rent and other charges paid or payable by Tenant hereunder shall be apportioned, as of the date of vesting of title in such condemnation proceeding, and the total award made with respect to the demised premises shall be paid to Landlord.

     Section 11.02. If title to the fee of less than the whole of the demised premises shall be so taken or condemned or conveyed by Landlord in lieu thereof, but the remainder is useful for its intended use herein and can be restored to a useful condition within six (6) months after being taken, then:

          (a) Landlord shall be entitled to, and shall receive, the entire award made with respect to the demised premises except such portion thereof, if any, as shall be specifically allowed hereinafter as damages to Tenant, and Tenant hereby irrevocably assigns to Landlord all of Tenant's right, title and interest in and to all such awards, except as to any such specific award made with respect to relocation damages to Tenant.

          (b) Landlord shall be entitled to terminate this Lease. If this Lease is not terminated by Landlord, Landlord shall restore the untaken portion of any building or buildings on the demised premises, so that each such building, respectively, shall constitute a complete architectural unit of the same general character and condition (as nearly as may be possible under the circumstances) as the building existing immediately prior to such condemnation or taking.

                                 ARTICLE TWELVE

                 LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS
                 ----------------------------------------------

     Section 12.01. Tenant covenants and agrees that if it shall at any time fail to make any payment or perform any act which Tenant is obligated to make or perform under this Lease, then Landlord may, without waiving or releasing Tenant from any obligations of Tenant in this Lease contained, and after written notice thereof to Tenant, do so on Tenant's behalf, in such manner and to such extent as shall be necessary, and, in exercising any such rights, pay necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorneys' fees. All sums so paid by Landlord and all necessary and incidental costs and expenses in connection with the performance of any such act by Landlord, together with interest thereon at a rate of fifteen percent (15%) per annum from the date of the making of such expenditure by Landlord, shall be deemed additional rent hereunder and, except as otherwise in this Lease expressly provided, shall be payable to Landlord on demand or at the option of Landlord may be added to any rent then due or thereafter becoming due under this Lease, and Tenant covenants to pay any such sum or sums with interest as aforesaid and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of the rent.


                                ARTICLE THIRTEEN

                         DEFAULT PROVISIONS AND REMEDIES
                         -------------------------------

     Section 13.01. This Lease and the demised term are subject to the limitation that if, at any time during the term hereof, any one or more of the following events (herein called an "event of default") shall occur, that is to say:

          (a) if Tenant shall fail to pay any installment of the rent set forth in Section 2.01 of this Lease, or any part thereof, when the same shall become due and payable, and such failure shall continue for five (5) days after written notice thereof from Landlord to Tenant; or

          (b) if Tenant shall fail to pay any sum or other charge required to be paid by Tenant hereunder (other than the payment of the rental as set forth in said Section 2.01), and such failure shall continue for thirty
     (30)  days  after  written  notice  thereof  from  Landlord  to  Tenant; or

          (c) if Tenant shall make an assignment for the benefit of its creditors; or

          (d) if any petition shall be filed against Tenant in any court, whether or not pursuant to any statute of the United States or of any state, in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings, and Tenant shall thereafter be adjudicated bankrupt, or such petition shall be approved by the court, or the court shall assume jurisdiction of the subject matter, or if such proceedings shall not be dismissed within sixty (60) days after the institution of the same; or if any such petition shall be so filed by Tenant; or

          (e) if, in any proceeding, a receiver or trustee be appointed for all or any portion of Tenant's property, and such receivership or trusteeship shall not be vacated or set aside within sixty (60) days after the appointment of such receiver or trustee; or

          (f) if Tenant shall assign, mortgage or encumber this Lease, or sublet the whole or any part of the demised premises, otherwise than as expressly permitted hereunder, or if this Lease or the estate of Tenant hereunder shall be transferred, or passed to, or devolve upon, any person, firm or corporation other than Tenant herein named, except in the manner permitted hereunder; or

          (g)     if  Tenant  shall  fail  to  perform  or  observe  any  other requirement of this Lease (not hereinbefore in this Section 13.01 specifically referred to) on the part of Tenant to be performed or observed, and such failure shall continue for thirty (30) days after notice thereof from Landlord to Tenant unless a shorter period of time is allowed under this Lease;

then, upon the happening of any one or more of the aforementioned events of default, and the expiration of the period of time prescribed in any such notice, Landlord may exercise any and all rights and remedies under this Lease and Florida law. Upon the election of Landlord, this Lease and the term hereof, as well as all of the right, title and interest of Tenant hereunder, shall wholly cease and expire and Tenant shall then quit and surrender the demised premises to Landlord, but Tenant shall nonetheless and in all events remain liable as hereinafter provided.

     Section 13.02. Upon an event of default by Tenant, Landlord may at any time thereafter, with or without further notice or demand and without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such default or breach:

          (a) terminate Tenant's possession of the demised premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the demised premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Landlord's default, including, but not limited to, the cost of recovering possession of the demised premises, expenses of reletting, including necessary renovation and alteration of the demised premises, reasonable attorneys' fees, and any real estate commission actually paid or required to be paid;

          (b) re-enter and retake possession of the demised premises and relet the same for Tenant's account, holding Tenant liable in damages for all expenses incurred by Landlord in any such reletting (including attorneys' fees, brokers' fees and commissions, repairs and remodeling) and for any difference between the amount of rents received from such reletting and those due and payable under the terms of this Lease. In the event Landlord relets the demised premises, Landlord shall have the right to lease or let the demised premises or portions thereof for such periods of time and such rentals and for such use and upon such covenants and conditions as Landlord, in its sole discretion, may elect, and Landlord may make such repairs and improvements to the demised premises as may be necessary. Landlord shall be entitled to bring such actions or proceedings advisable, without being obligated to wait until the end of the Term. Neither Landlord's commencement or maintenance of any one or more actions shall bar Landlord from bringing other or subsequent actions or further accruals, nor shall anything in this subparagraph (b) limit or prohibit Landlord's right at any time to accelerate all rents and charges due from Tenant to the end of the Term or to terminate this Lease by giving notice to Tenant;

          (c) declare all additional rents and charges due hereunder immediately due and payable, and thereupon all such rents and charges to the end of the term shall thereupon be accelerated; provided, however, such accelerated amounts shall be discounted to their present value using a discount rate of four percent (4%) per annum; and provided further, however, that nothing contained herein shall be deemed to relieve Landlord from its duty to endeavor to mitigate any damages suffered by Landlord to the extent required by Florida law. In the event that any charges due hereunder cannot exactly be determined as of the date of acceleration, the amount of such charges shall be determined by Landlord in a reasonable manner based upon historical increases in such charges;

          (d) pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions in the State of Florida.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law. Tenant hereby waives any statutory notice of default. Forbearance by Landlord to enforce one or more of remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default, including without limitation any notices required pursuant to Florida Statute 83.20.



                                ARTICLE FOURTEEN

                     CUMULATIVE REMEDIES-WAIVER-ORAL CHANGE
                     --------------------------------------

     Section 14.01. Every term, condition, agreement or provision contained in this Lease shall be deemed to be also a covenant.

     Section 14.02. The specified remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be lawfully entitled in case of any breach or threatened breach by Tenant of any provision of this Lease.

     Section 14.03. The failure of Landlord to insist in any one or more cases upon the strict performance of any of the terms, covenants, conditions, provisions or agreements of this Lease or to exercise any option herein contained shall not be construed as a waiver or a relinquishment for the future of any such term, covenant, condition, provision, agreement or option. A receipt and acceptance by Landlord of rent or any other payment, or the acceptance of performance of anything required by this Lease to be performed, with knowledge of the breach of any term, covenant, condition, provision or agreement of this Lease, shall not be deemed a waiver of such breach, nor shall any such acceptance of rent in a lesser amount than is herein provided for (regardless of any endorsement on any check, or any statement in any letter accompanying any payment of rent) operate or be construed either as an accord and satisfaction or in any manner other than as a payment on account of the earliest rent then unpaid by Tenant, and no waiver by Landlord of any term, covenant, condition, provision or agreement of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord.

     Section 14.04. In addition to the other remedies provided Landlord in this Lease, Landlord shall be entitled to the immediate restraint by injunction of any violation or attempted or threatened violation, of any of the terms, covenants, conditions, provisions or agreements of this Lease.

     Section 14.05. This Lease may not be changed orally, but only by agreement in writing signed by the party against whom enforcement of the change, modification or discharge is sought or by his agent.

     Section 14.06. Whenever the context hereof shall so require, the singular shall include the plural, the male gender shall include the female gender and neuter and vice versa. This Lease and any related instruments shall not be construed more strictly against one party than against the other by virtue of the fact that initial drafts were made and prepared by counsel for one of the parties, it being recognized that this Lease and any related instruments are the product of extensive negotiations between the parties hereto and that both parties hereto have contributed substantially and materially to the final preparation of this Lease and all related instruments.


                                 ARTICLE FIFTEEN

                              SURRENDER OF PREMISES
                              ---------------------

     Section 15.01. Tenant shall, upon the expiration or termination of this Lease for any reason whatsoever, surrender to Landlord the buildings, structures and building equipment then upon the demised premises, together with all alterations and replacements thereof then on the demised premises, in the same good order, condition and repair, that the demised premises are in upon the completion of the construction contemplated hereby, except for reasonable and ordinary wear and tear. (Wherever the term "reasonable and ordinary wear and tear" is used in this Lease, it should be understood to contemplate that Tenant will have performed a reasonable maintenance program during the term hereof.) At the expiration of termination of this Lease for any reason whatsoever, Landlord shall have the right to inspect the demised premises through an independent licensed engineer and/or contractor in order to determine that all portions of the demised premises are in such good condition, ordinary wear and tear excepted. Any repairs deemed necessary in the opinion of the inspecting agent may be paid for out of proceeds of the security deposit. Title to all of Tenant's trade fixtures, furniture and equipment installed in the demised premises shall remain in Tenant, and upon expiration or other termination of this Lease, the same may and, upon the demand of Landlord, shall be removed and any resultant damage to the demised premises shall be repaired, by and at the expense of Tenant; provided, however, that if, upon any such expiration or other termination of this Lease, Tenant shall be delinquent or in default under any of the provisions hereof, Tenant shall not, without Landlord's prior written consent, be entitled to remove any such trade fixtures, furniture or equipment unless and until such delinquency or default shall have been cured, and if such delinquency or default shall not have been cured by Tenant within thirty (30) days after the date of such expiration or termination, all such trade fixtures, furniture and equipment of Tenant shall, at Landlord's option, be and become the absolute property of Landlord; and provided further, however, that notwithstanding anything contained herein to the contrary, Tenant acknowledges and agrees that any pictures, wall hangings and other artwork, oriental rugs and vending machines located within the demised premises on the Commencement Date shall not be deemed to be the property of Tenant, but instead shall be deemed to be the property of Landlord and shall remain in the demised premises upon the expiration or earlier termination of this Lease.

     Section 15.02. If Tenant fails to vacate the demised premises at the end of the term, then Tenant shall be a tenant at sufferance and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other charges provided hereunder, a daily minimum rent equal to 150% of the daily minimum rent payable during the last month of the term.


                                 ARTICLE SIXTEEN

                     ASSIGNMENT, SUBLETTING AND ENCUMBRANCES
                     ---------------------------------------

     Section 16.01. Tenant shall not assign, mortgage or otherwise encumber this Lease, or sublet all or any part of the demised premises, without the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion; provided, however, that Tenant may assign this Lease to Safeguard Health Enterprises, Inc., a Delaware corporation, or any other wholly-owned subsidiary of Safeguard Health Enterprises, Inc., without the prior consent or approval of Landlord so long as (a) Tenant notifies Landlord upon the occurrence of such assignment, and (b) Tenant remains liable for all of the duties and obligations of "Tenant" hereunder. No permitted assignment or sublease of the whole or any part of the demised premises by Tenant shall in any way affect or reduce any of the obligations of Tenant under this Lease, but this Lease shall continue in full force and effect, it being the intention and meaning of the parties hereto that Tenant shall be and remain liable to Landlord for any and all acts and omissions of any and all assignees, subtenants and similar occupants. The consent by Landlord to an assignment, encumbrance, or subletting shall not be construed in any way to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment, encumbrance, or subletting.


                                ARTICLE SEVENTEEN

                                  SUBORDINATION
                                  -------------

     Section 17.01. Tenant agrees and acknowledges that all of Tenant's right, title and interest under this Lease is automatically subordinate to the lien of any existing or future lender without any further act by Tenant; provided that any future lender agrees not to disturb the rights of Tenant under this Lease as long as Tenant is not in default hereunder and Tenant agrees to attorn to Landlord as part of a commercially reasonable form of subordination, non-disturbance and attornment agreement. However, in order to manifest and confirm the foregoing, Tenant shall subordinate its leasehold interest in the demised premises to the mortgage lien of any financing Landlord may wish to obtain at any time during the Lease term; provided that any future lender agrees not to disturb the rights of Tenant under this Lease as long as Tenant is not in default hereunder and Tenant agrees to attorn to Landlord as part of a commercially reasonable form of subordination, non-disturbance and attornment agreement. The failure of Tenant to so deliver any such instrument or instruments within ten (10) days after demand in writing by Landlord shall constitute a default hereunder, and Landlord shall be entitled to all of its remedies. Furthermore, Tenant hereby appoints Landlord as Tenant's attorney-in-fact to execute such instruments of subordination in the event Tenant fails to execute such instruments within ten (10) days after demand.


                                ARTICLE EIGHTEEN

                                  GOVERNING LAW
                                  -------------

     Section 18.01. This Lease shall be governed by the laws of the State of Florida. Tampa, Florida, shall be the location for the handling of all disputes hereunder, and all parties hereby consent to personal jurisdiction of any court of competent jurisdiction for Tampa, Florida.


                                ARTICLE NINETEEN

                              ESTOPPEL CERTIFICATE
                              --------------------

     Section 19.01. Tenant agrees at any time and from time to time, upon not less than ten (10) days prior request by Landlord to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications), and the dates to which the rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser of the fee or mortgagee or assignee of any mortgage upon the fee of the demised premises. Furthermore, Tenant hereby appoints Landlord as Tenant's attorney-in-fact to execute such instruments of subordination in the event Tenant fails to execute such instruments within ten (10) days after demand.


                                 ARTICLE TWENTY

                                     NOTICES
                                     -------

     Section 20.01. All notices which are required or permitted hereunder must be in writing and shall be deemed to have been given, delivered or made, as the case may be, (notwithstanding lack of actual receipt by the addressee) (i) when delivered by personal delivery or (ii) three (3) business days after having been deposited in the United States mail, certified or registered, return receipt requested, sufficient postage affixed and prepaid, or (iii) one (1) business day after having been deposited with an expedited, overnight courier service (such as by way of example but not limitation, U.S. Express Mail or Federal Express), addressed to the party to whom notice is intended to be given at the address set forth below:

          Landlord:           Paramount  Properties,  LLC
                              2433  West  Prospect  Road
                              Tampa,  Florida  33629-5353

          With a copy to:     Jonathan P. Jennewein, Esquire
                              Hill,  Ward  &  Henderson,  P.A.
                              Suite  3700  -  Bank  of  America  Plaza
                              101  East  Kennedy  Boulevard
                              Tampa,  Florida  33602

          Tenant: Safeguard Health Plans, Inc c/o Safeguard Health Enterprises, Inc.
                              95  Enterprise,  Suite  100
                              Aliso  Viejo,  California  92656-2605
                              Attn:  James  E.  Buncher,  President

          With a copy to:     Safeguard Health Plans, Inc. c/o Safeguard Health
                              Enterprises,  Inc.
                              95  Enterprise,  Suite  100
                              Aliso  Viejo,  California  92656-2605
                              Attn: Ronald I. Brendzel, Senior Vice-President

     Any party may change the address to which its notices are sent by giving the other party written notice of any such change in the manner provided in this Section, but notice of change of address is effective only upon receipt.


                               ARTICLE TWENTY-ONE

                       INVALIDITY OF PARTICULAR PROVISIONS
                       -----------------------------------

     Section 21.01. If any term or provision of this Lease or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.


                               ARTICLE TWENTY-TWO

                             EXCULPATION OF LANDLORD
                             -----------------------

     Section 22.01. Notwithstanding anything to the contrary that may be provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration of the execution of this Lease by Landlord, that there shall be absolutely no personal liability on the part of Landlord, its successors, assigns or any mortgagee in possession (for the purposes of this paragraph, collectively referred to "Landlord"), with respect to any of the terms, covenants and conditions of this Lease, and Tenant shall look solely to the equity of Landlord in the demised premises for the satisfaction of each and every remedy of Tenant in the event of any breach by

Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord, such exculpation of liability to be absolute and without any exceptions whatsoever.

     Section 22.02. In the event the original Landlord hereunder, or any successor owner of the demised premises, shall sell or convey the demised premises, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.


                              ARTICLE TWENTY-THREE

                         BINDING COVENANTS AND BENEFITS
                         ------------------------------

     Section 23.01. Subject to the provisions of this Lease, the terms, conditions, covenants, provisions and agreements herein contained shall be binding upon and inure to the benefit of Landlord, its successors and assigns, and Tenant, its permitted successors and assigns.


                               ARTICLE TWENTY-FOUR

                         NO PARTNERSHIP OR JOINT VENTURE
                         -------------------------------

     Section 24.01. Landlord and Tenant are not and shall not in any way be considered joint venturers, partners or agents of each other, it being expressly understood that the relationship between them is solely that of lessor and lessee and nothing more. Neither party shall have the power to bind or obligate the other in any way unless and except as may be set forth specifically in this Lease.


                               ARTICLE TWENTY-FIVE

                                   POSSESSION
                                   ----------

     Section 25.01. Tenant shall have full rights of possession commencing on the Commencement Date.


                               ARTICLE TWENTY-SIX

                                     BROKERS
                                     -------

     Section 26.01. Landlord and Tenant warrant each and to the other that they have not contracted with any other broker or real estate salesperson in connection with this transaction nor are they responsible for any other brokerage fees, commissions or finders fees arising out of this Lease. Each party to this Agreement shall hold the other party harmless of and from any and all real estate brokers' or salesperson's commissions or finders' fees in connection with this transaction which are determined to be due from said indemnifying party by a court of competent and final jurisdiction.

                              ARTICLE TWENTY-SEVEN

                                    RADON GAS
                                    ---------

     Section 27.01. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.


                              ARTICLE TWENTY-EIGHT

                              CAPTIONS AND HEADINGS
                              ---------------------

     Section 28.01. The captions and headings throughout this Lease are for convenience and reference only and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of or the scope or intent of this Lease nor in any way affect this Lease.


                               ARTICLE TWENTY-NINE

                              WAIVER OF JURY TRIAL
                              --------------------

     Section 29.01. AS A MATERIAL INDUCEMENT TO THE EXECUTION OF THIS LEASE, LANDLORD AND TENANT AGREE THAT IN THE EVENT ANY LITIGATION ARISING OUT OF THE TERMS AND PROVISIONS OF THIS LEASE OR THE RELATIONSHIP BETWEEN LANDLORD AND TENANT, THEN NEITHER PARTY SHALL SEEK A JURY TRIAL IN SUCH PROCEEDING, IT BEING EXPRESSLY AGREED AND STIPULATED BY THE PARTIES HERETO THAT ANY DISPUTES ARE BETTER RESOLVED BY A JUDGE.

     IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed as of the day and year first above written.

                                   "LANDLORD"

                                   PARAMOUNT  PROPERTIES,  LLC,  a
                                   Florida  limited  liability  company


                                   By:    /s/ Nicholas  M.  Kavouklis
                                        --------------------------------------
                                        Nicholas M. Kavouklis, Managing Member




                                   "TENANT"

                                   SAFEGUARD  HEALTH  PLANS,  INC.,  a
                                   Florida  corporation


                                   By:       /s/  Stephen  J.  Baker
                                           -------------------------------------
                                   Name:     Stephen  J.  Baker
                                           -------------------------------------
                                   Title:    Executive Vice President and Chief
                                           -------------------------------------
                                             Operating Officer
                                           -------------------


                                   By:       /s/  Ronald  I.  Brendzel
                                           -------------------------------------
                                   Name:     Ronald  I.  Brendzel
                                           -------------------------------------
                                   Title:    Senior Vice President and Secretary
                                           -------------------------------------


(Corporate  Seal)

                                LIST OF EXHIBITS
                                ----------------



EXHIBIT  A  -  Legal  Description  of  Development
----------

EXHIBIT  B  - Diagram of Demised Premises (attached to original lease agreement)
----------